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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report dated July 20, 1999 included in this Quarterly Report on Form 10-Q for the Quarter Ended June 30, 1999.


                                                  Welch & Associates

Nashville, Tennessee
August 12, 1999